First Quarter Earnings Review April 30, 2026 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the possibility that costs, difficulties or disruptions related to the integration of Brigit operations into our other operations will be greater than expected; (2) the possibility that the anticipated benefits from the Brigit acquisition may not be fully realized or may take longer to realize than expected; (3) our ability to (i) effectively adjust to changes in the composition of our offerings and product mix as a result of acquiring Brigit and continue to maintain the quality of existing offerings and (ii) successfully introduce other new product or service offerings on a timely and cost-effective basis; (4) changes in our future cash requirements as a result of the Brigit acquisition, whether caused by unanticipated increases in capital expenditures or working capital needs, unanticipated liabilities or otherwise; (5) our ability to retain the talent and dedication of key employees of Brigit; (6) the general strength of the economy and other economic conditions affecting consumer preferences, spending and payment behaviors, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued or renewed inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, (7) the impacts of legal, regulatory and enforcement matters affecting our industries or Company; and (8) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Net debt (outstanding debt less cash and cash equivalents), and (4) Net leverage ratio (outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. Special items are reported as Other Gains and Charges in our Consolidated Statements of Operations. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Empowering underserved consumers with seamless, holistic financial tools to improve their financial lives. Our Mission Elevating Financial Opportunity for All

Upbound: A Growing, Digital-First Platform Delivered virtually with increasing scale Acima and Brigit's digital models expand access to more consumers through over 35k retailer locations, growing DTC marketplace, and top- rated fintech platform Paired with prudent risk management Disciplined, tactical approach to underwriting and risk management enables responsible growth Complementary financial solutions Focus on innovative solutions dedicated to underserved consumers, providing them with access and choice across their financial journey Provides foundation for earnings growth Top-line growth paired with focus on efficiency drives opportunities for robust earnings growth 4 Upbound is a technology and data-driven leader in innovative financial solutions for millions of underserved customers that provides industry-leading lease- to-own platforms and a subscription-based financial wellness app through its operating segments: Acima, Brigit, and Rent-A-Center

$0.61 GAAP Diluted EPS +$0.19 y/y $35.8 million Net Income +$11.0 million y/y $1.08 Non-GAAP Diluted EPS1 +$0.08 y/y $136.1 million Adjusted EBITDA1 +7.9% y/y Q1 Consolidated Financial Highlights $1.2 billion Consolidated Revenue +3.7% y/y $170.7 million Net Cash Provided by Operating Activities +$22.7 million y/y 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 5

Revenue ($M) Net Income ($M) Non-GAAP Diluted EPS1 Adjusted EBITDA1 ($M) 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 6 Quarterly Consolidated Financial Trends

• Acquired by Upbound in Q1 2025 • Industry-leading financial wellness tools that utilize AI-powered cash flow data insights • Subscription offering provides access to innovative product offerings, including EWA/cash advance, credit building, budgeting and financial literacy tools • Durable, resilient rent-to-own business model proven through 50+ year operating history • Over 2,200 stores in the U.S. and Mexico • Strong cash flow generation, enabling Upbound to fund growth opportunities across segments Three Interlocking Engines: Subscription FinTech, Virtual Lease-to-Own, Cash-Generative Rent-to-Own Upbound Segments at a Glance 7Three core brands addressing the needs of underserved consumers across their financial journey • Virtual lease-to-own platform • Digital model expands access to more consumers through 35k+ retailer locations and expanding direct-to-consumer marketplace • Diverse merchant base supports resilience when demand varies across categories

Brigit Quarterly Highlights 8 Revenue ($M) Net Advance Loss Rate2 ARPU3 Paying Users1 (000s) * Upbound acquired Brigit on January 31, 2025. 1 Brigit Paying Users: Represents Brigit customers who have an active Plus or Premium account, not delinquent (not 45 days past due) on a cash advance, and made at least 1 of the last 2 subscription payments. 2 Net Advance Loss: Represents charge-offs of customer cash advances that are 45+ days past due as a percentage of total cash advances originated in the period. 3 ARPU: Average monthly revenue per Brigit Paying User, where Brigit Paying User is defined as in footnote 1 above. Revenue by Source

Acima Quarterly Highlights 9 1 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. 2 Lease Charge-Offs (LCOs): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. 3 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. Revenue ($M) Lease Charge-Off2 Rate Adjusted EBITDA3 ($M) GMV1 ($M) Rental Revenue by Product Category

Rent-A-Center Quarterly Highlights 10 Revenue ($M) Lease Charge-Off2 Rate Adjusted EBITDA3 ($M) Portfolio Value1 Per Store Average ($000s) 1 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Company-owned Rent-A-Center lease-to-own stores and e-commerce platform at the end of any given period. 2 For the Rent-A-Center segment, LCOs exclude Get-It-Now, Home Choice, and Franchise-owned Rent-A-Center locations. 3 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. Rental Revenue by Product Category

2.6x Net Leverage Ratio3 $16.0 million Capital Expenditures $1.4 billion Net Debt2 $465.0 million Liquidity1 $23.1 million Dividends Paid Q1 Capital Allocation & Quarter-End Financial Position 11 $170.7 million Net Cash Provided by Operating Activities Net cash provided by operating activities, capital expenditures, and dividends paid represent expenditures for the full quarter. Liquidity, net debt, and leverage ratio are as of quarter-end. 1 Liquidity represents cash and cash equivalents plus revolving credit availability at period-end. 2 Net debt is defined as outstanding debt less cash and cash equivalents. Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 3 Net leverage ratio is defined as outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Full Year and Q2 2026 Guidance 12 1. Consolidated includes Acima, Brigit, Rent-A-Center, Mexico, and Corporate Segments. 2. Non-GAAP financial measure. See descriptions elsewhere in this presentation. Consolidated Guidance1 Full Year 2026 Second Quarter 2026 Revenues ($B) $4.70 - $4.95 $1.10 - $1.20 Adj. EBITDA Excluding SBC ($M)2 $500 - $535 $120 - $130 Non-GAAP Diluted Earnings Per Share2 $4.00 - $4.35 $1.00 - $1.10 The Company reaffirms the following guidance, provided during our Q4 earnings call, for FY 2026 and provides guidance for Q2 2026

Appendix

Reconciliation of Operating Profit to Non-GAAP Operating Profit, Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share 14 Three Months Ended March 31, 2026 (in thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net Earnings Diluted Earnings per Share GAAP Results $ 586,462 $ 77,438 $ 51,271 $ 15,482 $ 35,789 $ 0.61 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) — 14,944 14,944 4,672 10,272 0.17 Brigit acquired assets depreciation and amortization(3) — 6,216 6,216 1,943 4,273 0.07 Brigit replacement awards and other compensation(4) — 5,495 5,495 1,718 3,777 0.06 Brigit equity consideration vesting(5) — 4,716 4,716 — 4,716 0.08 Legal matters(6) 4,053 4,053 1,267 2,786 0.05 Labor reduction costs — 1,659 1,659 519 1,140 0.02 Asset impairment and disposal — 1,505 1,505 471 1,034 0.02 Other — (165) (165) (52) (113) — Non-GAAP Adjusted Results $ 586,462 $ 115,861 $ 89,694 $ 26,020 $ 63,674 $ 1.08 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 4 of our earnings release. (2) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (3) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets. (4) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition. (5) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (6) Includes expenses of $3.5 million related to estimated legal accruals and $0.5 million in litigation and defense expenses.

Reconciliation of Operating Profit to Non-GAAP Operating Profit, Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share Three Months Ended March 31, 2025 (in thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net Earnings Diluted Earnings per Share GAAP Results $ 550,129 $ 62,615 $ 35,511 $ 10,718 $ 24,793 $ 0.42 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) — 14,900 14,900 4,166 10,734 0.18 Legal matters(3) — 10,645 10,645 2,977 7,668 0.14 Brigit transaction costs — 6,218 6,218 696 5,522 0.10 Brigit equity consideration vesting(4) — 4,059 4,059 — 4,059 0.07 Brigit acquired assets depreciation and amortization(5) — 4,144 4,144 1,159 2,985 0.05 Accelerated stock compensation(6) — 1,599 1,599 448 1,151 0.02 Brigit replacement awards and other compensation(7) — 1,095 1,095 306 789 0.01 Other — 637 637 178 459 0.01 Discrete income tax items — — — 15 (15) — Non-GAAP Adjusted Results $ 550,129 $ 105,912 $ 78,808 $ 20,663 $ 58,145 $ 1.00 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 4 of our earnings release. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (3) Includes expenses of $10.0 million related to estimated legal accruals and $0.6 million in litigation and defense expenses primarily related to regulatory lawsuits with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation. (4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (5) Includes amortization expense of approximately $2.6 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $1.6 million related to the fair value of acquired software assets. (6) Represents accelerated stock compensation expense related to our letter agreement with the Company’s former Chief Executive Officer. (7) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition. 15

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended March 31, 2026 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 77,266 $ 62,276 $ 18,563 $ (92) $ (122,224) $ 35,789 Plus: Interest expense, net — — — — 26,167 26,167 Plus: Income tax expense — — — — 15,482 15,482 Operating profit (loss) 77,266 62,276 18,563 (92) (80,575) 77,438 Plus: Depreciation and amortization 404 5,010 26 633 8,066 14,139 Plus: Stock-based compensation — — — — 6,059 6,059 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,972 — — — 3,972 14,944 Brigit acquired assets depreciation and amortization(3) — — 3,891 — 2,325 6,216 Brigit replacement awards and other compensation(4) — — 440 — 5,055 5,495 Brigit equity consideration vesting(5) — — — — 4,716 4,716 Legal matters(6) — — — — 4,053 4,053 Labor reduction costs — 320 — — 1,339 1,659 Asset impairment and disposal — — — — 1,505 1,505 Other — (205) — — 40 (165) Adjusted EBITDA $ 88,642 $ 67,401 $ 22,920 $ 541 $ (43,445) $ 136,059 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 4 of our earnings release. (2) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (3) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets. (4) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition. (5) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (6) Includes expenses of $3.5 million related to estimated legal accruals and $0.5 million in litigation and defense expenses. 16

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) 17 Three Months Ended December 31, 2025 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 75,573 $ 63,685 $ 6,786 $ 977 $ (127,278) $ 19,743 Plus: Interest expense, net — — — — 27,384 27,384 Plus: Income tax expense — — — — 10,118 10,118 Operating profit (loss) 75,573 63,685 6,786 977 (89,776) 57,245 Plus: Depreciation and amortization 363 5,416 26 581 7,438 13,824 Plus: Stock-based compensation — — — — 4,739 4,739 Plus: Special Items(1) Legal matters(2) — — — — 20,666 20,666 Acima acquired assets depreciation and amortization(3) 10,929 — — — 3,971 14,900 Brigit acquired assets depreciation and amortization(4) — — 3,891 — 2,325 6,216 Brigit equity consideration vesting(5) — — — — 4,432 4,432 Brigit replacement awards and other compensation(6) — — 383 — 3,363 3,746 Asset impairment(7) — 1,174 — — — 1,174 Brigit transaction costs — — — — 25 25 Other — (1,068) — — — (1,068) Adjusted EBITDA $ 86,865 $ 69,207 $ 11,086 $ 1,558 $ (42,817) $ 125,899 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 4 of our earnings release for the three and twelve months ended December 31, 2025. (2) Includes expenses of $19.7 million related to estimated legal accruals and $0.9 million in litigation and defense expenses primarily related to our Multi-State Attorneys’ General regulatory investigation, a recently settled patent infringement lawsuit, and our current regulatory lawsuit with the New York Attorney General. (3) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (4) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets. (5) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition. (7) Primarily includes lease impairment related to the closure of certain refranchised stores.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) 18 Three Months Ended September 30, 2025 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 63,687 $ 56,420 $ 4,569 $ 1,314 $ (112,769) $ 13,221 Plus: Interest expense, net — — — — 27,989 27,989 Plus: Income tax expense — — — — 6,649 6,649 Plus: Debt refinancing charges — — — — 4,894 4,894 Operating profit (loss) 63,687 56,420 4,569 1,314 (73,237) 52,753 Plus: Depreciation and amortization 386 5,223 20 549 6,722 12,900 Plus: Stock-based compensation — — — — 4,537 4,537 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,929 — — — 3,971 14,900 Legal matters(3) — — — — 12,612 12,612 Asset impairment(4) — 11,583 — — — 11,583 Brigit acquired assets depreciation and amortization(5) — — 3,891 — 2,325 6,216 Brigit equity consideration vesting(6) — — — — 5,101 5,101 Brigit replacement awards and other compensation(7) — — 800 — 3,695 4,495 Brigit transaction costs — — — — 551 551 Other(8) — 1,483 — — (3,570) (2,087) Adjusted EBITDA $ 75,002 $ 74,709 $ 9,280 $ 1,863 $ (37,293) $ 123,561 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of our earnings release for the three months ended September 30, 2025. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (3) Includes expenses of $8.9 million related to estimated legal accruals and $3.8 million in litigation and defense expenses primarily related to our Multi-State Attorneys’ General regulatory investigation, a recently settled patent infringement lawsuit, and our current regulatory lawsuit with the New York Attorney General. (4) Primarily includes lease impairment related to the closure of certain refranchised stores. (5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets. (6) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (7) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition. (8) Primarily includes interest income on tax refunds for prior years received in 2025 and shutdown and holding costs related to store closures and severance.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) 19 Three Months Ended June 30, 2025 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 82,003 $ 63,001 $ 10,472 $ 1,936 $ (141,927) $ 15,485 Plus: Interest expense, net — — — — 27,885 27,885 Plus: Income tax expense — — — — 7,364 7,364 Operating profit (loss) 82,003 63,001 10,472 1,936 (106,678) 50,734 Plus: Depreciation and amortization 353 5,238 18 484 6,890 12,983 Plus: Stock-based compensation — — — — 4,021 4,021 Plus: Special Items(1) Legal matters(2) — — — — 32,516 32,516 Acima acquired assets depreciation and amortization(3) 10,929 — — — 3,971 14,900 Brigit equity consideration vesting(4) — — — — 6,405 6,405 Brigit acquired assets depreciation and amortization(5) — — 3,891 — 2,325 6,216 Brigit replacement awards and other compensation(6) — — — — 4,977 4,977 Asset impairment — — — — 206 206 Brigit transaction costs — — — — (109) (109) Other — 157 — — 194 351 Adjusted EBITDA $ 93,285 $ 68,396 $ 14,381 $ 2,420 $ (45,282) $ 133,200 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 3 of our earnings release for the three months ended June 30, 2025. (2) Includes expenses of $31.7 million related to estimated legal accruals and $0.8 million in litigation and defense expenses primarily related to our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation and the previously disclosed McBurnie class action, which was settled in 2025 and fully paid in April 2026. (3) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets. (4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets. (6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended March 31, 2025 (in thousands) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Net earnings (loss) $ 73,708 $ 66,415 $ 8,829 $ 1,223 $ (125,382) $ 24,793 Plus: Interest expense, net — — — — 27,104 27,104 Plus: Income tax expense — — — — 10,718 10,718 Operating profit (loss) 73,708 66,415 8,829 1,223 (87,560) 62,615 Plus: Depreciation and amortization 354 5,427 11 437 6,023 12,252 Plus: Stock-based compensation 7,968 7,968 Plus: Special Items(1) Acima acquired assets depreciation and amortization(2) 10,929 — — — 3,971 14,900 Legal matters(3) — — — — 10,645 10,645 Brigit transaction costs — — — — 6,218 6,218 Brigit equity consideration vesting(4) — — — — 4,059 4,059 Brigit acquired assets depreciation and amortization(5) — — 2,594 — 1,550 4,144 Accelerated stock compensation(6) — — — — 1,599 1,599 Brigit replacement awards and other compensation(7) — — — — 1,095 1,095 Other — 224 — — 413 637 Adjusted EBITDA $ 84,991 $ 72,066 $ 11,434 $ 1,660 $ (44,019) $ 126,132 (1) Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations included in Table 4 of our earnings release. (2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets. (3) Includes expenses of $10.0 million related to estimated legal accruals and $0.6 million in litigation and defense expenses primarily related to regulatory lawsuits with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation. (4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions. (5) Includes amortization expense of approximately $2.6 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $1.6 million related to the fair value of acquired software assets. (6) Represents accelerated stock compensation expense related to our letter agreement with the Company’s former Chief Executive Officer. (7) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition. 20

Supplemental Segment Performance Details – GAAP 21 Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 477.0 $ 405.0 $ — $ 17.2 $ — $ 899.2 Merchandise sales 160.0 75.5 — 0.8 — 236.2 Subscriptions and fees — — 31.9 — — 31.9 Other 0.3 8.5 — 0.2 — 9.0 Total revenue $ 637.3 $ 489.0 $ 31.9 $ 18.2 $ — $ 1,176.4 Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 243.4 $ 104.5 $ — $ 4.6 $ — $ 352.5 Cost of merchandise sold 207.5 61.7 — 0.6 — 269.7 Cost of subscriptions and fees — — 4.0 — — 4.0 Total cost of revenues $ 450.8 $ 166.2 $ 4.0 $ 5.2 $ — $ 626.2 Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 24.0 $ 120.2 $ 0.7 $ 4.3 $ — $ 149.2 Non-labor operating expenses 76.9 122.4 14.4 5.3 — 219.0 General and administrative expenses 0.6 8.2 1.3 1.8 52.0 63.8 Depreciation and amortization 0.4 5.4 — 0.4 6.0 12.3 Other gains and charges 10.9 0.2 2.6 — 29.6 43.3 Total operating expenses $ 112.7 $ 256.4 $ 19.0 $ 11.8 $ 87.6 $ 487.5 Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Capital expenditures $ 0.3 $ 2.5 $ — $ 0.6 $ 7.1 $ 10.6 Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 489.7 $ 406.1 $ — $ 20.6 $ — $ 916.4 Merchandise sales 158.7 70.6 — 0.9 — 230.2 Subscriptions and fees — — 67.7 — — 67.7 Other 0.3 4.9 — 0.2 — 5.4 Total revenue $ 648.7 $ 481.6 $ 67.7 $ 21.8 $ — $ 1,219.7 Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 251.8 $ 100.2 $ — $ 5.7 $ — $ 357.6 Cost of merchandise sold 202.8 64.2 — 0.8 — 267.9 Cost of subscriptions and fees — — 7.7 — — 7.7 Total cost of revenues $ 454.6 $ 164.4 $ 7.7 $ 6.5 $ — $ 633.3 Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 23.4 $ 118.9 $ 1.3 $ 5.5 $ — $ 149.1 Non-labor operating expenses 81.4 127.8 34.0 7.1 — 250.3 General and administrative expenses 0.6 3.0 1.8 2.2 49.5 57.1 Depreciation and amortization 0.4 5.0 — 0.6 8.1 14.1 Other gains and charges 11.0 0.1 4.3 — 23.0 38.4 Total operating expenses $ 116.8 $ 254.9 $ 41.4 $ 15.3 $ 80.6 $ 509.0 Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Capital expenditures $ — $ 1.4 $ — $ 1.2 $ 13.4 $ 16.0

Supplemental Segment Performance Details – Including Non-GAAP Adjustments 22 Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 477.0 $ 405.0 $ — $ 17.2 $ — $ 899.2 Merchandise sales 160.0 75.5 — 0.8 — 236.2 Subscriptions and fees — — 31.9 — — 31.9 Other 0.3 8.5 — 0.2 — 9.0 Total revenue $ 637.3 $ 489.0 $ 31.9 $ 18.2 $ — $ 1,176.4 Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 243.4 $ 104.5 $ — $ 4.6 $ — $ 352.5 Cost of merchandise sold 207.5 61.7 — 0.6 — 269.7 Cost of subscriptions and fees — — 4.0 — — 4.0 Total cost of revenues $ 450.8 $ 166.2 $ 4.0 $ 5.2 $ — $ 626.2 Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 24.0 $ 120.2 $ 0.7 $ 4.3 $ — $ 149.2 Non-labor operating expenses 76.9 122.4 14.4 5.3 — 219.0 General and administrative expenses 0.6 8.2 1.3 1.8 52.0 63.8 Depreciation and amortization 0.4 5.4 — 0.4 6.0 12.3 Other gains and charges(1) — — — — — — Total operating expenses $ 101.8 $ 256.2 $ 16.4 $ 11.8 $ 58.0 $ 444.2 (1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 15 and 20 of this presentation. Three Months Ended March 31, 2025 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Capital expenditures $ 0.3 $ 2.5 $ — $ 0.6 $ 7.1 $ 10.6 Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Revenue Rentals and fees $ 489.7 $ 406.1 $ — $ 20.6 $ — $ 916.4 Merchandise sales 158.7 70.6 — 0.9 — 230.2 Subscriptions and fees — — 67.7 — — 67.7 Other 0.3 4.9 — 0.2 — 5.4 Total revenue $ 648.7 $ 481.6 $ 67.7 $ 21.8 $ — $ 1,219.7 Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Cost of revenues Cost of rentals and fees $ 251.8 $ 100.2 $ — $ 5.7 $ — $ 357.6 Cost of merchandise sold 202.8 64.2 — 0.8 — 267.9 Cost of subscriptions and fees — — 7.7 — — 7.7 Total cost of revenues $ 454.6 $ 164.4 $ 7.7 $ 6.5 $ — $ 633.3 Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Operating expenses Operating labor expense $ 23.4 $ 118.9 $ 1.3 $ 5.5 $ — $ 149.1 Non-labor operating expenses 81.4 127.8 34.0 7.1 — 250.3 General and administrative expenses 0.6 3.0 1.8 2.2 49.5 57.1 Depreciation and amortization 0.4 5.0 — 0.6 8.1 14.1 Other gains and charges(1) — — — — — — Total operating expenses $ 105.9 $ 254.8 $ 37.0 $ 15.3 $ 57.6 $ 470.6 (1)For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 14 and 16 of this presentation. Three Months Ended March 31, 2026 (in millions) Acima Rent-A-Center Brigit Mexico Corporate Consolidated Capital expenditures $ — $ 1.4 $ — $ 1.2 $ 13.4 $ 16.0

Q1 2026 (in millions, except net leverage ratio) Outstanding debt $ 1,455.6 Less: Cash and cash equivalents 98.4 Net debt 1,357.2 Adjusted EBITDA(1) Q2 2025 133.2 Q3 2025 123.6 Q4 2025 125.9 Q1 2026 136.1 Last twelve months Adjusted EBITDA $ 518.8 Net leverage ratio 2.6 x (1) Refer to Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) tables on pages 16 through 19 for additional details of Adjusted EBITDA. Consolidated Net Leverage Ratio 23

Reconciliation of Net (Loss) Earnings to Net Earnings Excluding Special Items, Non-GAAP Diluted Earnings Per Share and Adjusted EBITDA 24 Three Months Ended (in thousands) June 30, 2025 September 30, 2025 December 31, 2025 Net (loss) earnings $ 15,485 $ 13,221 $ 19,743 Plus: Debt refinancing charges — 4,894 — Plus: Special Items(1) 65,462 53,371 50,091 Less: Adjusted tax expense 15,244 12,494 10,671 Net Earnings excluding Special Items $ 65,703 $ 58,992 $ 59,163 Diluted weighted average shares 58,664 58,890 58,537 Non-GAAP diluted earnings per share $ 1.12 $ 1.00 $ 1.01 (1) Additional details of Special Items are included in the Reconciliation of Net Earnings to Adjusted EBITDA (Consolidated and by Segment) tables of our quarterly investor presentations, for their respective periods, which can be found on the Company's investor relations website.